Exhibit 99.2
CONSENT OF INDEPENDENT VALUATION EXPERT
We hereby consent to the reference to our name and description of our role in the valuation process of a commercial real estate asset of KBS Real Estate Investment Trust II, Inc. (the “Company”) being included or incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-146341) and the related prospectus, included therein, by being filed on a Current Report on Form 8-K, to be filed on the date hereof. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

December 19, 2013	/s/ Duff & Phelps, LLC
Duff & Phelps, LLC